                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 18, 2002
                                                   -----------------

                      Thunor International, Inc.
                             -----------
         (Exact name of registrant as specified in its charter)

                              Delaware
                              --------
            (State or other jurisdiction of incorporation)

                 0-32573                         23-3078141
                 -------                         ----------
         (Commission File Number)     (IRS Employer Identification No.)

        535 North Michigan Avenue, Suite 608, Chicago, IL  60611
      ------------------------------------------------------------
      (Address of principal executive offices)         (Zip Code)

                            (312) 822-0795
                         --------------------
          Registrant's telephone number, including area code:

 1422 Chestnut Street, Suite #410, Philadelphia, PA 19102 (215) 893-3662
              -------------------------------------------
              (Former name, address and telephone number)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

 (a) On March 29, 2002, Cosmotravels.com, Inc. acquired 5,000,000 common shares of Thunor International, Inc. (the "Registrant") from DotCom
Internet Ventures Ltd., a Delaware corporation, in a private purchase transaction.  As the controlling stockholder of Cosmotravels.com, Inc.,
Dino Matingas became the "control person" of the Registrant as that term is defined in the Securities Act of 1933, as amended.  Simultaneously with this transaction, the Board of Directors of Thunor International, Inc.
nominated Dino Matingas to the Board of Directors and all former officers and directors resigned.  Dino Matingas was then named President, Secretary and Treasurer of Thunor International, Inc.

      Prior to the sale, the Registrant had 5,000,000 shares of common stock outstanding.

 Copy of the Capital Stock Purchase Agreement reflecting the sale of the 5,000,000 shares is attached hereto as an exhibit. The foregoing description is modified by such reference.

 (b) The following table sets forth, as of March 29, 2002, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company;
(ii) each person who owns beneficially more than 5% of each class of the
Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                                Amount and
                                                Nature of
                  Name and Address of           Beneficial    Percent of
Title of Class    Beneficial Owner (1)          Ownership     Class (2)
--------------    --------------------------    ---------     ----------
Common Stock      Dino Matingas (3)             5,000,000        100%
                  535 North Michigan Ave.
                  Suite 608
                  Chicago, IL 60611

Common Stock      Cosmotravels.com, Inc.        5,000,000        100%
                  535 North Michigan Ave.
                  Suite 608
                  Chicago, IL 60611

Common Stock      All Officers and Directors    5,000,000        100%
                  as a Group
                  (1 person)

(1) Beneficial ownership has been determined in accordance with Rule
13d-3 under the Exchange Act and unless otherwise indicated, represents securities for which the beneficial owner has sole voting and investment power.

(2) Based upon 5,000,000 shares issued and outstanding.

(3) Dino Matingas is the controlling stockholder of Cosmotravels.com, Inc.
and may be deemed the beneficial owner of the shares of the Company's
Common Stock owned by it.

ITEM 5. OTHER EVENTS

 As a result of the transaction as described under Item 1 above, the Registrant's has relocated its offices to 535 North Michigan Avenue,
Suite 608, Chicago, IL 60611.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

 1.1. Capital Stock Purchase Agreement by and among Dotcom Internet
        Ventures Ltd., Thunor International, Inc. and Cosmotravels.com,
        Inc. dated as of February 18, 2002.

                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THUNOR INTERNATIONAL, INC.
                                      A Delaware corporation

                                      /s/ Dino Matingas
                                      -------------------------------
                                      Dino Matingas, President

Date: March 29, 2002